SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549


                             FORM 8-K


                          CURRENT REPORT



              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): November 24, 1997 (November 20, 1997)


                    SIMON DEBARTOLO GROUP, INC.
      (Exact name of registrant as specified in its charter)


         MARYLAND             1-12618          35-1901999
      (State or other       (Commission       (IRS Employer
      jurisdiction of      File Number)    Identification No.)
      incorporation)


                 115 WEST WASHINGTON STREET
                    INDIANAPOLIS, INDIANA    46204
                    (Address of principal (Zip Code)
                     executive offices)


Registrant's telephone number,
including area code:    (317) 636-1600


                         NOT APPLICABLE
  (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

   Simon DeBartolo Group, Inc., a Maryland corporation (the "Company"), is filing this Current Report on Form 8-K in connection with the issuance of 310,000 shares of its Common Stock, par value $.0001 per share (the "Common Stock") at a price of $33.125 per share. The Common Stock was registered as part of the Company's Registration Statement on Form S-3 (File No. 333-11431), which was declared effective by the Securities and Exchange Commission on September 20, 1996. On November 20, 1997, the Company entered into an Agreement to Purchase Shares with an institutional investor with respect to the shares.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits:

The exhibits listed below relate to the Registration Statement (No. 333-11431) on Form S-3 of the Company and are filed herewith for incorporation by reference in such Registration Statement.

          Exhibit Number                        DESCRIPTION OF EXHIBIT
      (Referenced to Item 601
        OF REGULATION S-K)
1                                  Agreement to Purchase Shares
5                                  Opinion of Piper & Marbury L.L.P., Maryland
                                   counsel to the Company, as to the legality of
                                   the Common Stock
8                                  Opinion of Baker & Daniels, counsel to the
                                   Company, as to certain federal tax matters
23.1                               Consent of Piper & Marbury L.L.P. (included in
                                   its opinion filed as Exhibit 5)
23.2                               Consent of Baker & Daniels (included in its
                                   opinion filed as Exhibit 8)

                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 24, 1997


                               SIMON DeBARTOLO GROUP, INC.


                               By:  /s/ James M. Barkley
                               Title:  Secretary